UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 1, 2006

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

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7 Abraham de Veerstraat
Curaçao
Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 1, 2006, Orthofix International N.V. (the “Company”) provided earnings guidance at an investor conference that was available to the public via webcast. This earnings guidance included the use of a non-GAAP (generally accepted accounting principles) financial measure, which the Company refers to as “Cash EPS from Operations.” Furnished herewith as Exhibit 99.1 is the guidance provided using this non-GAAP financial measure, a description of this measure and a reconciliation of this measure to GAAP net income per common share-diluted.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1 Reconciliation and Discussion of a Non-GAAP Financial Measure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOFIX INTERNATIONAL N.V.

Dated: November 3, 2006	By:	/s/ Thomas Hein
Name: Thomas Hein
Title: Chief Financial Officer